                                                                  Exhibit 10.16


                              AMENDED AND RESTATED
                        ANTEON INTERNATIONAL CORPORATION
                               OMNIBUS STOCK PLAN


                  1.       Establishment, Purpose and Types of Awards.

                           Anteon International Corporation hereby establishes
the AMENDED AND RESTATED ANTEON INTERNATIONAL CORPORATION OMNIBUS STOCK PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of Anteon International Corporation (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

                  The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including freestanding, tandem and limited stock appreciation rights), restricted or unrestricted stock awards, phantom stock, or any combination of the foregoing (collectively, "Awards").

                  The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933 (the "Securities Act"). Except to the extent any other exemption from the Securities Act is expressly relied upon in connection with any agreement entered into pursuant to the Plan or the securities issuable hereunder are registered under the Securities Act, the issuance of Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. To the extent that an exemption from registration under the Securities Act provided by Rule 701 is unavailable, all unregistered offers and sales of Awards and shares of Common Stock issuable upon exercise of an Award are intended to be exempt from registration under the Securities Act in reliance upon the private offering exemption contained in Section 4(2) of the Securities Act, or other available exemption, and the Plan shall be so administered.

                  2.       DEFINITIONS.

                           Under this Plan, except where the context otherwise
indicates, the following definitions apply:

                           (a)      "Affiliate" shall mean (i) any person
controlled by, controlling or under common control with the Corporation, or (ii) to the extent determined by the Committee, any entity in which the Corporation has a significant equity interest.

                           (b)      "AWARD" shall mean any stock option, stock
appreciation right, stock award, or phantom stock award.

                           (c)      "BOARD" shall mean the Board of Directors of
the Corporation.

                           (d)      "CAXTON-ISEMAN STOCKHOLDER" shall mean
Frederick J. Iseman, Azimuth Technologies, L.P., Azimuth Tech. II, LLC or any of their Affiliates and Associates (within the meaning of Rule 12b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                           (e)      "CHANGE IN CONTROL" shall, unless in the
case of a particular Award, the applicable Grant Agreement states otherwise or contains a different definition of "Change in Control," be deemed to occur upon:

                                    (i)      the acquisition by any individual,
entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Corporation, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); PROVIDED, HOWEVER, that for purposes of this Agreement, the following acquisitions shall not constitute a Change of Control:
(I) any acquisition by the Corporation or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Corporation or any Affiliate, (III) any acquisition by any Caxton-Iseman Stockholder, (IV) any acquisition which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(d), or (V) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

                                    (ii)     Individuals who, on the date
hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; PROVIDED, HOWEVER, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                                    (iii)    the dissolution or liquidation of
the Corporation;

                                    (iv)     the sale of all or substantially
all of the business or assets of the Corporation to any Person (other than a Caxton-Iseman Stockholder); or

                                    (v)      the consummation of a merger,
consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation that requires the approval of the Corporation's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Outstanding Corporation Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Corporation Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Corporation's Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation or a Caxton-Iseman Stockholder), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

                           (f)      "CODE" shall mean the Internal Revenue Code
of 1986, as amended, and any regulations issued thereunder.

                           (g)      "COMMITTEE" shall mean the committee of
Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

                           (h)      "COMMON STOCK" shall mean shares of the
Corporation's Class I Common Stock, par value of five cents ($0.05) per share.

                           (i)      "EXCHANGE ACT" shall mean the Securities
Exchange Act of 1934, as amended.

                           (j)      "FAIR MARKET VALUE" of a share of the
Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; PROVIDED, HOWEVER, that if the Common Stock is publicly traded, then, unless the Committee shall otherwise determine, the Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the

Nasdaq-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation system or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the, Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in compliance with the Treasury Regulations under
Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation an the Nasdaq-National Market, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

                           (k)      "GRANT AGREEMENT" shall mean a written
agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

                           (l)      "GRANT DATE" shall mean the date on which
the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

                           (m)      "PARENT" shall mean a corporation, whether
now or hereafter existing, within the meaning of the definition of "Parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

                           (n)      "RULE 16b-3" shall mean Rule 16b-3 as in
effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from
Section 16(b) of the Exchange Act.

                           (o)      "SUBSIDIARY" and "SUBSIDIARIES" shall mean
only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

                  3.       ADMINISTRATION.

                           (a)      PROCEDURE. The Plan shall be administered by
a Committee consisting of not less than two (2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. The

Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board resolves to administer the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

                           Members of the Board or Committee who are either
eligible for Awards or have been granted Awards may vote on any and all matters, including matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of a specific Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

                           The Committee shall meet at such times and places and
upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee

                           (b)      PROCEDURE AFTER REGISTRATION OF COMMON
STOCK. Notwithstanding the provisions of subsection (a) above, in the event that the Common Stock or any other capital stock of the Corporation becomes registered under Section 12 of the Exchange Act, it is intended that the members of the Committee shall be both "Non-Employee Directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code to the extent intended to be applicable; PROVIDED, HOWEVER, the mere fact that a Committee member shall fail to qualify under the foregoing requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

                           (c)      POWER OF THE COMMITTEE. The Committee shall
have all the powers vested in it by the terms of the Plan, such powers to include the authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

                                    (i)      determine the eligible persons to
whom, and the time or times at which Awards shall be granted,

                                    (ii)     determine the types of Awards to be
granted,

                                    (iii)    determine the number of shares to
be covered by or used for reference purposes for each Award,

                                    (iv)     impose such terms, limitations,
restrictions and conditions upon any such Award as the Committee shall deem appropriate,

                                    (v)      modify, extend or renew outstanding
Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee's consent,

                                    (vi)     accelerate or otherwise change the
time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment, and

                                    (vii)    to establish objectives and
conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

                           The Committee shall have full power and authority to
administer and interpret the Plan and any Grant Agreements, and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret the same, all within the Committee's sole and absolute discretion.

                           Without limiting the generality of the preceding
provisions, the Committee may, but solely with the Participants consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements as of the date such new Award is made.

                           The determination of the Committee on all matters
relating to the Plan or any Grant Agreement shall be conclusive.

                                    (d)      LIMITED LIABILITY. To the maximum
extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

                                    (e)      INDEMNIFICATION. To the maximum
extent permitted by law, the members, including former members, of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

                                    (f)      EFFECT OF COMMITTEE'S DECISION. All
actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

                  4.       SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS.

                           (a)      Subject to adjustments as provided in
Section 11 of the Plan, the shares of stock that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights, phantom stock units or performance awards payable in cash) with respect to Awards granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of _______________ shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Awards under the Plan, subject to adjustments as provided in Section 11 of the Plan. If any Award, or portion of an Award under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

                           (b)      Shares of Common Stock shall be deemed to
have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the eligible participant having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan.

                           (c)      Common Stock delivered by the Corporation in
settlement of Awards under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Corporation.

                           (d)      Subject to Section 11, no person may be
granted Options or SARs under the Plan during any calendar year with respect to more than __________ shares of Common Stock; provided that such number shall be adjusted pursuant to Section 11, and shares otherwise counted against such number only in a manner which will not cause Options or SARs granted under the Plan to fail to qualify as "performance-based compensation" for purposes of
Section 162(m) of the Code, if and to the extent so intended to qualify.

                  5.       PARTICIPATION.

                           Participation in the Plan shall only be open to
employees, officers, directors and consultants of the Corporation, or of any Parent, Subsidiary or Affiliate of the Corporation. Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.

                           Awards may be granted to such eligible persons and
for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

                  6.       STOCK OPTIONS.

                           Subject to the other applicable provisions of the
Plan, the Committee may from time to time grant to eligible participants Awards of nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The stock option Awards granted shall be subject to the following terms and conditions.

                           (a)      GRANT OF OPTION. The grant of a stock option
shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

                           (b)      PRICE. The price per share payable upon the
exercise of each stock option ("exercise price") shall be determined by the Committee, provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted.

                           (c)      PAYMENT. Stock options may be exercised in
whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made (i) in cash (or cash equivalents acceptable to the Committee), or (ii) in shares of Common Stock based on the Fair Market Value of the shares of Common Stock so delivered; PROVIDED, HOWEVER, that such shares are not subject to any pledge or other security interest and have either been held by the eligible participant for six months, previously acquired by the eligible participant on the open market or meet such other requirements as the Committee may determine including, but not limited to, requirements necessary in order to avoid an accounting earnings charge in respect of the option, or (iii) subject to such limitations as the Committee may determine, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (A) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and
(B) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm, or (iv) any combination of the foregoing, or
(v) by such other means as the Committee may prescribe. For purposes of the foregoing clause (ii), the Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon the exercise of the stock option. Any fractional share will be paid in cash. Subject to any restrictions imposed by the Corporation's lenders or creditors, the

Corporation may make loans to grantees to assist grantees in exercising stock options and satisfying any related withholding tax obligations.

                           (d)      TERMS OF OPTIONS. The term during which each
stock option may be exercised shall be determined by the Committee and set forth in the Grant Agreement between the Corporation and the grantee. Prior to the exercise of the stock option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding stock option.

                           (e)      RESTRICTIONS ON INCENTIVE STOCK OPTIONS.
Incentive stock option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

                                    (i)      GRANT DATE. An incentive stock
option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

                                    (ii)     EXERCISE PRICE AND TERM. The
exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110 % of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

                                    (iii)    MAXIMUM GRANT. The aggregate Fair
Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

                                    (iv)     GRANTEE. Incentive stock options
shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

                                    (v)      DESIGNATION. No stock option shall
be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

                           (f)      RELOAD OPTIONS. The Committee may provide
for the grant to any eligible participant of additional options ("Reload Options") upon the exercise of options, including Reload Options, through the delivery of shares of Common Stock; PROVIDED, HOWEVER, that (i) Reload Options may be granted only with respect to the same number of shares as were surrendered to exercise the options, (ii) the exercise price per share of the Reload Options shall be not less than 100% of the Fair Market Value as of the Grant Date of the Reload Options and (iii) the Reload Options shall not be exercisable after the expiration of the term of the options, and otherwise shall have the same terms and conditions of the options, the exercise of which resulted in the grant of the Reload Options.

                           (g)      OTHER TERMS AND CONDITIONS. Stock options
may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

                  7.       STOCK APPRECIATION RIGHTS.

                           (a)      AWARD OF STOCK APPRECIATION RIGHTS. Subject
to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock appreciation rights ("SARs") to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; PROVIDED, HOWEVER, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. The grantee shall have none of the rights of a stockholder with respect to any Shares of Common Stock represented by an SAR.

                           (b)      RESTRICTIONS OF TANDEM SARS. No incentive
stock option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

                           (c)      AMOUNT OF PAYMENT UPON EXERCISE OF SARS. An
SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, which shall be determined by the Committee but which shall not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant of the SAR, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

                           (d)      FORM OF PAYMENT UPON EXERCISE OF SARS.
Payment by the Corporation of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole and absolute discretion of the Committee from time to time. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No Fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

                           (e)      AUTOMATIC EXERCISE. If on the last day of
the option term in the case of an option having a tandem SAR (or in the case of an SAR independent of an option, the period established by the Committee after which the SAR shall expire), the Fair Market Value exceeds the amount receivable upon any exercise of the SAR, the eligible participant has not exercised the SAR or the corresponding option, and neither the SAR nor the corresponding option has expired, such SAR shall be deemed to have been exercised by the eligible participant on such last day and the Corporation shall make the appropriate payment therefor.

                  8. STOCK AWARDS (INCLUDING RESTRICTED AND UNRESTRICTED SHARES AND PHANTOM STOCK).

                           (a)      STOCK AWARDS IN GENERAL. Subject to the
other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock Awards to eligible participants in such amount and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. A stock Award may be denominated in shares of Common Stock or stock-equivalent units ("phantom stock"), and may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole and absolute discretion of the Committee from time to time.

                           (b)      RESTRICTED SHARES. Each stock Award shall,
specify the applicable restrictions, if any, on such shares of Common Stock, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares of Common Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any restriction applicable to any shares of Common Stock awarded to any grantee under the Plan. Share certificates with respect to restricted shares of Common Stock granted pursuant to a stock Award may be issued at the time of grant of the Stock Award, subject to Forfeiture as defined in the Grant Agreement if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such stock Award or, alternatively, the grantee may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during such period of restriction following issuance of share certificates, the grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the restricted shares. If share certificates are issued upon lapse of restrictions on a stock Award, the Committee may provide that the grantee will be entitled to receive any amounts per share pursuant to any dividend or distribution paid by the Corporation on its Common Stock to stockholders of record after grant of the stock Award and prior to the issuance of the share certificates.

                           (c)      PHANTOM STOCK. The grant of phantom stock
units, if any, shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, that incorporates the terms of the Plan and states the number of Phantom stock units evidenced thereby and the terms and conditions of such Phantom stock units in such form as the Committee may from time to time determine. Phantom stock units granted to a grantee shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation's assets. Phantom stock units may be exercised in whole or in part by delivery of an appropriate exercise notice to the Committee in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders, or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit as a result of the grant of a phantom stock unit to the grantee. Phantom stock units may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

                  9.       WITHHOLDING OF TAXES.

                           The Corporation may require, as a condition to the
grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Corporation, in cash or, unless otherwise determined by the Corporation, in shares of Common Stock, including shares acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

                  10.      TRANSFERABILITY.

                           No Award granted under the Plan shall be
transferable, except and to the extent that a Grant Agreement provides with respect to an Award that is not an incentive stock option (or related SAR). Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

                  11.      ADJUSTMENTS; BUSINESS COMBINATIONS.

                           In the event of a reclassification, recapitalization,
stock split, stock dividend, combination of shares, or other similar or extraordinary event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in
Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

                           In the event of any proposed Change in Control, the
Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, the following: (i) acceleration or change of the exercise dates of any Award so that the unvested portion of any Award shall become 100% vested and immediately exercisable; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Award, which shall not be less than consideration paid for other Common Stock of the Corporation which is acquired, sold, transferred, or exchanged because of the proposed Change in Control; and
(iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Award shall become one or more Awards with respect to such other equity securities.

                           The Committee is authorized to make adjustments in
the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 11) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

                           In the event the Corporation dissolves and liquidates
(other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, stock appreciation right or restricted stock Award: (i) each grantee shall have the right to exercise his stock option or stock appreciation right, or to require delivery of share certificates representing any such restricted stock Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantee for the payment of appropriate consideration to him or her for the cancellation and surrender of any unvested stock option, stock appreciation right or restricted stock Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option or stock appreciation right not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any restricted stock as to which there has not been such delivery of share certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Corporation and the grantee's rights with respect to his outstanding Award.

                  12.      TERMINATION AND MODIFICATION OF THE PLAN.

                           The Board, without further approval of the
stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted, including for this purpose stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

                           The Committee shall be authorized to make minor or
administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended.

                  13.      NON-GUARANTEE OF EMPLOYMENT.

                           Nothing in the Plan or in any Grant Agreement
thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

                  14.      TERMINATION OF EMPLOYMENT.

                           For purposes of maintaining a grantee's continuous
status as an employee and accrual of rights under any Award, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

                  15.      DESIGNATION AND CHANGE OF BENEFICIARY.

                           Each eligible participant shall file with the
Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. An eligible participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the eligible participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by an eligible participant, the beneficiary shall be deemed to be his or her spouse or, if the eligible participant is unmarried at the time of death, his or her estate.

                  16.      PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS.

                           If the Committee shall find that any person to whom
any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Corporation, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.

                  17.      WRITTEN AGREEMENT.

                           Each Grant Agreement entered into between the
Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee, in its sole and absolute discretion, may decide from time to time.

                  18.      NON-UNIFORM DETERMINATIONS.

                           The Committee's determinations under the Plan
(including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

                  19.      LIMITATION ON BENEFITS.

                           With respect to persons subject to Section 16 of the
Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  20.      LISTING AND REGISTRATION.

                           If the Corporation determines that the listing,
registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. ("Nasdaq System") or under any law, of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

                  21.      GOVERNMENT AND OTHER REGULATIONS.

                  The obligation of the Corporation to make payment of Awards in Common Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Corporation shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Corporation has received an opinion of counsel, satisfactory to the Corporation, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Corporation shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. If the shares of Common Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Corporation may restrict the transfer of such shares and may legend the Common Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee may require the grantee to provide appropriate written investment or other representations, in order to comply with applicable securities laws or in furtherance of the preceding provisions of this Section 21.

                  22.      NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS.

                           Nothing contained in the Plan shall prevent the
Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee or the Board in its sole and absolute discretion determines desirable, including without limitation the granting of stock options, stock awards, stock appreciation rights or phantom stock units otherwise than under the Plan

                  23.      NO TRUST OR FUND CREATED.

                           Neither the Plan nor any Award shall create or be
construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater that the right of any unsecured general creditor of the Corporation.

                  24.      RELIANCE ON REPORTS.

                           Each member of the Committee and each member of the
Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Corporation and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                  25.      EXPENSES.

                           The expenses of administering the Plan shall be borne
by the Company and its Affiliates.

                  26.      PRONOUNS.

                           Masculine pronouns and other words of masculine
gender shall refer to both men and women.

                  27.      TITLES AND HEADINGS.

                           The titles and headings of the sections in the Plan
are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                  28.      SEVERABILITY.

                           If any provision of the Plan or any Grant Agreement
is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

                  29.      GOVERNING LAW.

                           The validity, construction and effect of the Plan, of
Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee, relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware without regard to its conflict of laws rules and principles.

                  30.      PLAN SUBJECT TO CHARTER AND BY-LAWS.

                           This Plan is subject to the Charter and By-Laws of
the Corporation, as they may be amended from time to time.

                  31.      EFFECTIVE DATE; TERMINATION DATE.

                           (a)      The Plan is effective as of the date on
which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

                           (b)      No option shall be treated as an incentive
stock option unless the Plan has been approved by the shareholders of the Corporation in a manner intended to comply with the shareholder approval requirements of Section 422(b)(i) of the Code; provided that any option intended to be an incentive stock option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such option shall be treated as a nonqualified stock option unless and until such approval is obtained.

Date Approved by the Board:

Date Approved by the Shareholders: